Exhibit 99.1

Tribune Publishing Company Reports 2014 Second Quarter Results

CHICAGO--(BUSINESS WIRE)--August 12, 2014--Tribune Publishing Company (NYSE:TPUB):

Recent Company Highlights

  Completed spin-off from Tribune Media Company on August 4, 2014
  Began New York Stock Exchange trading with 25.4 million shares outstanding
  Announced five-year modified affiliation agreement with Cars.com, which will be executed upon completion of the pending sale
  Completed acquisitions of two daily newspapers, The Capital and the Carroll County Times

Tribune Publishing Company (NYSE:TPUB) today announced its financial results for the second quarter ended June 29, 2014. The Company reported total second quarter 2014 net income of $15.2 million compared to net income of $21.9 million in the second quarter of 2013, primarily due to a 3.8% decline in revenues and a 0.7% decline in expenses. Total operating expenses in 2014 included intercompany rent that was not recorded in the same periods in 2013, corporate management fees paid to Tribune Media Company, and incremental compensation and other costs related to staffing corporate functions to support the post-spin operation.

Adjusted EBITDA for the second quarter of 2014 totaled $54.5 million, down from $60.2 million in the comparable quarter of the prior year. Adjusted EBITDA, as reported, allows for comparability of historical pre-spin financial results for the three- and six-month periods ended June 29, 2014, however was not adjusted for incremental costs referenced above or post-spin cost estimates.

Total revenues were $429.9 million in the second quarter of 2014 compared to $446.9 million in the prior year period, a decline of 3.8%. Total advertising revenues for the second quarter were down 7.1%, circulation revenues were up 2.3%, and other revenues were down 1.3%, in each case, compared to the second quarter of 2013.

“The core business performed in-line with our expectations for the first half of 2014,” said John Bode, Tribune Publishing Chief Financial Officer. “Our 2014 third quarter results are projected to be positively impacted by our recently announced acquisitions in the Baltimore marketplace. Additionally, the recent announcement of the Cars.com modified affiliation agreement is expected to strengthen our future digital automotive classified product offering and represents an excellent outcome for stakeholders. We will continue to operate under the existing affiliate agreement with Classified Ventures until the sale of Cars.com closes.”

Tribune Publishing intends to host a third quarter 2014 earnings conference call later this year, which will discuss the Company’s first post-spin financial results.

Non-GAAP Financial Measures

To provide investors with additional information regarding Tribune Publishing’s financial results, this press release includes references to Adjusted EBITDA. Adjusted EBITDA is not a measure presented in accordance with generally accepted accounting principles in the United States (US GAAP), and Tribune Publishing’s use of the term Adjusted EBITDA may vary from that of others in the company’s industry. Adjusted EBITDA should not be considered as an alternative to net income (loss), operating profit, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity. Further information regarding Tribune Publishing’s presentation of Adjusted EBITDA, including a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measure, is included below in this press release.

Cautionary Statements Regarding Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding expectations and trends in our revenues, our expected agreement with the owners of Cars.com and the anticipated timing of the Company’s first conference call. Statements containing words such as "may," "believe," "anticipate," "expect," "intend," "plan," "project," "will," "projections," "continue," "business outlook," "estimate," "outlook," or similar expressions constitute forward-looking statements. Differences in Tribune Publishing's actual results from those described in these forward-looking statements may result from actions taken by Tribune Publishing as well as from risks and uncertainties beyond Tribune Publishing’s control. These risks and uncertainties include the parties’ ability to satisfy the closing conditions related to Cars.com sale transaction, including regulatory approval; changes in the business and competitive environment in which the Company operates, the impact of national and local conditions and developments in technology, each of which could influence the levels (rates and volume) of the Company’s circulation and advertising, changes in newsprint prices; changes in accounting standards; adverse results from litigation, governmental investigations or tax-related proceedings or audits; the growth of its digital businesses and the implementation of its strategic growth initiatives. Also, the risks and uncertainties include realizing the anticipated benefits of the spin-off transaction, retaining key personnel, changing market conditions and disruption to business operations as a result of the spin-off transaction, our reliance on third-party vendors for various service, our ability to adapt to technological change, and other events beyond our control that may result in unexpected adverse operating results. The Company’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including its Registration Statement on Form 10, as amended, effective July 21, 2014, filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

ABOUT TRIBUNE PUBLISHING: Tribune Publishing Company (NYSE:TPUB) is a diversified media and marketing solutions company that delivers innovative experiences for audiences and advertisers across all platforms. The company’s diverse portfolio of iconic news and information brands includes 10 award-winning daily titles, more than 60 digital properties and more than 150 verticals in markets, including Los Angeles; Chicago; South Florida; Orlando; Baltimore; Carroll County and Annapolis, Md.; Hartford, Conn.; Allentown, Pa., and Newport News, Va. Tribune Publishing also offers an array of customized marketing solutions, and operates a number of niche products, including Hoy and El Sentinel, making Tribune Publishing the country’s largest Spanish-language publisher. Tribune Publishing is headquartered in Chicago. For more information, please visit www.tribpub.com.

Exhibits:

Condensed Combined Statements of Operations
Notes to Condensed Combined Statement of Operations
Condensed Combined Balance Sheets
Non-GAAP Reconciliation of Net Income to Adjusted EBITDA

TRIBUNE PUBLISHING COMPANY
CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	Jun. 29, 2014	Jun. 30, 2013	Jun. 29, 2014	Jun. 30, 2013
Operating revenue (1)
Advertising	$242,131	$260,538	$475,166	$512,517
Circulation	109,010	106,518	216,317	213,632
Other	78,782	79,804	154,962	161,224
Total operating revenues	429,923	446,860	846,445	887,373

Operating expenses (2)
Cost of sales	246,281	253,628	493,804	513,576
Selling, general and administrative	154,116	146,823	297,998	282,775
Depreciation and amortization	4,515	7,310	8,861	14,270
Total operating expenses	404,912	407,761	800,663	810,621

Income from operations	25,011	39,099	45,782	76,752
Loss on equity investments, net	(294)	(297)	(629)	(648)
Gain on investment transaction	1,484	—	1,484	—
Interest (expense) income, net	(53)	(1)	(55)	12
Reorganization items, net	—	(261)	(9)	(203)
Income Before Taxes	26,148	38,540	46,573	75,913
Income tax expense	10,945	16,614	19,598	32,794
Net Income	$15,203	$21,926	$26,975	$43,119

See accompanying page for notes.

TRIBUNE PUBLISHING COMPANY
NOTES TO CONDENSED COMBINED STATEMENTS OF OPERATIONS
(In thousands)
(Unaudited)

Note (1) - Operating Revenues for the three and six months ended Jun. 29, 2014 and Jun. 30, 2013.

	Three Months Ended			Six Months Ended
	Jun. 29, 2014	Jun. 30, 2013	% Change	Jun. 29, 2014	Jun. 30, 2013	% Change
Advertising
Retail	$125,895	$136,470	(7.7%)	$239,236	$265,963	(10.0%)
National	44,873	52,614	(14.7%)	95,876	106,390	(9.9%)
Classified	71,363	71,454	(0.1%)	140,054	140,164	(0.1%)
Total advertising	242,131	260,538	(7.1%)	475,166	512,517	(7.3%)
Circulation	109,010	106,518	2.3%	216,317	213,632	1.3%
Other revenue
Commercial print and delivery	44,266	48,434	(8.6%)	89,841	97,823	(8.2%)
Direct mail and marketing	17,729	18,563	(4.5%)	35,528	38,771	(8.4%)
Other	16,787	12,807	31.1%	29,593	24,630	20.2%
Total other revenues	78,782	79,804	(1.3%)	154,962	161,224	(3.9%)
Total operating revenues	$429,923	$446,860	(3.8%)	$846,445	$887,373	(4.6%)

Note (2) - Operating Expenses for the three and six months ended Jun. 29, 2014 and Jun. 30, 2013.

	Three Months Ended			Six Months Ended
	Jun. 29, 2014	Jun. 30, 2013	% Change	Jun. 29, 2014	Jun. 30, 2013	% Change
Compensation	$140,939	$147,114	(4.2%)	$284,651	$298,560	(4.7%)
Newsprint and ink	35,499	42,217	(15.9%)	70,997	85,126	(16.6%)
Circulation distribution	73,392	77,593	(5.4%)	146,932	156,296	(6.0%)
Promotion and marketing	14,503	13,649	6.3%	24,566	25,058	(2.0%)
Affiliate fees	9,170	7,752	18.3%	18,475	15,044	22.8%
Other (outside services, occupancy costs)	87,438	78,741	11.0%	171,566	150,818	13.8%
Corporate allocations (2a)	39,456	33,385	18.2%	74,615	65,449	14.0%
Depreciation and amortization	4,515	7,310	(38.2%)	8,861	14,270	(37.9%)
Total operating expenses	$404,912	$407,761	(0.7%)	$800,663	$810,621	(1.2%)

Note (2a)

	Three Months Ended			Six Months Ended
	Jun. 29, 2014	Jun. 30, 2013	% Change	Jun. 29, 2014	Jun. 30, 2013	% Change
Corporate management fee	$8,960	$6,656	34.6%	$18,020	$12,383	45.5%
Allocated depreciation	5,195	4,266	21.8%	9,976	7,646	30.5%
Shared service centers	23,099	20,765	11.2%	43,384	42,135	3.0%
Other	2,202	1,698	29.7%	3,235	3,285	(1.5%)
Total corporate allocations	$39,456	$33,385	18.2%	$74,615	$65,449	14.0%

TRIBUNE PUBLISHING COMPANY
CONDENSED COMBINED BALANCE SHEETS
(In thousands)
(Unaudited)

	Jun. 29, 2014	Dec. 29, 2013
Assets
Current Assets:
Cash	$12,538	$9,694
Accounts receivable (net of allowances of $11,865 and $12,856)	210,210	251,636
Inventories	16,074	14,222
Deferred income taxes	33,800	37,371
Prepaid expenses and other	13,927	13,570
Total current assets	286,549	326,493
Net Properties	66,324	67,928
Other Assets
Goodwill	35,444	15,331
Intangible assets, net	74,264	60,482
Deferred income taxes	33,698	39,587
Investments and other assets	6,249	4,545
Total other assets	149,655	119,945
Total assets	$502,528	$514,366

Liabilities and Equity
Current Liabilities
Accounts payable	$46,126	$36,329
Employee compensation and benefits	89,716	103,351
Deferred revenue	78,025	67,934
Other	19,926	20,866
Total current liabilities	233,793	228,480
Non-Current Liabilities
Deferred revenue	6,139	7,015
Postretirement medical, life and other benefits	39,973	45,373
Other obligations	11,480	8,673
Total non-current liabilities	57,592	61,061

Total Equity	211,143	224,825
Total liabilities and equity	$502,528	$514,366

TRIBUNE PUBLISHING COMPANY
NON-GAAP RECONCILIATION OF
NET INCOME TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	Jun. 29, 2014	Jun. 30, 2013	% Change	Jun. 29, 2014	Jun. 30, 2013	% Change
Net Income	$15,203	$21,926	(30.7%)	$26,975	$43,119	(37.4%)

Income tax expense	10,945	16,614	(34.1%)	19,598	32,794	(40.2%)
Loss on equity investments, net	294	297	(1.0%)	629	648	(2.9%)
Gain on investment transaction	(1,484)	—	*	(1,484)	—	*
Interest expense (income), net	53	1	*	55	(12)	*
Reorganization items, net	—	261	(100.0%)	9	203	(95.6%)

Income from operations	25,011	39,099	(36.0%)	45,782	76,752	(40.4%)

Depreciation and amortization	4,515	7,310	(38.2%)	8,861	14,270	(37.9%)
Allocated depreciation (1)	5,195	4,266	21.8%	9,976	7,646	30.5%
Allocated corporate management fee	8,960	6,656	34.6%	18,020	12,383	45.5%
Spin-related and restructuring costs (2)	7,619	8,449	(9.8%)	14,345	10,879	31.9%
Litigation settlement (3)	(867)	—	*	(867)	—	*
Stock-based compensation (4)	622	455	36.7%	1,319	455	*
Pension credits (5)	(4,968)	(5,989)	(17.0%)	(10,440)	(11,883)	(12.1%)
Intercompany rent (6)	8,394	—	*	16,790	—	*

Adjusted EBITDA	$54,481	$60,246	(9.6%)	$103,786	$110,502	(6.1%)

* Represents positive or negative change in excess of 100%

(1) - Allocated depreciation represents depreciation for primarily technology assets that were used by Tribune Publishing prior to the spin-off. As a result of the spin-off, these technology assets were assigned to Tribune Publishing and the related depreciation will be included in post-spin operating results.

(2) - Spin-related and restructuring costs include costs related to the internal restructuring and the distribution and separation from Tribune Media.

(3) - Adjustment to litigation settlement.

(4) - Stock-based compensation is due to Tribune Media's equity compensation plan and are included for comparative purposes.

(5) - Pension credits are due to allocations from Tribune Media for Tribune Media's defined benefit. As part of the spin-off, Tribune Media retained this plan. No pension allocations will be made subsequent to the spin-off.

(6) - Intercompany rent represents rental expense recorded by Tribune Publishing for facilities owned by Tribune Media and its affiliates pursuant to related party lease agreements. No rent expense for these leases was recorded in the comparable periods in 2013 because although the properties subject to related party leases are legally owned by holding companies controlled by Tribune Media, Tribune Publishing determined that pursuant to the terms of the leases, it maintained forms of continuing involvement with the properties, which, pursuant to ASC Topic 840, “Leases,” precluded Tribune Publishing from derecognizing those properties from its combined financial statements. As a result, Tribune Publishing continued to account for and depreciate the carrying values of the transferred properties subject to related party leases until Dec. 1, 2013, when, due to modifications to certain provisions of the leases, Tribune Publishing derecognized the properties from its financial statements and began accounting for these related party operating leases on Dec. 1, 2013. Because of the difference in accounting for the periods presented, intercompany rent expense is added back to net income for the 2014 periods for better comparability between the periods presented. The Company began making rent payments effective with the spin-off.

Adjusted EBITDA is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). Adjusted EBITDA is defined as net income before income taxes, interest income, interest expense, depreciation and amortization, income and losses from equity investments, corporate management fee from Tribune Media, pension credits, stock-based compensation, certain unusual and non-recurring items (including spin-related costs) and reorganization items. The Company's management uses Adjusted EBITDA (a) as a measure of operating performance; (b) for planning and forecasting in future periods; and (c) in communications with the Company's Board of Directors concerning the Company's financial performance. Management believes the presentation of Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company's business as a stand-alone company. In addition, Adjusted EBITDA, or a similarly calculated measure, is used as the basis for certain financial maintenance covenants that the Company is subject to in connection with certain credit facilities. Since not all companies use identical calculations, the Company's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and should not be used by investors as a substitute or alternative to net income or any measure of financial performance calculated and presented in accordance with US GAAP. Instead, management believes Adjusted EBITDA should be used to supplement the Company's financial measures derived in accordance with US GAAP to provide a more complete understanding of the trends affecting the business.

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for, or more meaningful than, amounts determined in accordance with GAAP. Some of the limitations to using non-GAAP measures as an analytical tool are:

  they do not reflect the Company's interest income and expense, or the requirements necessary to service interest or principal payments on the Company's debt;
  they do not reflect future requirements for capital expenditures or contractual commitments; and
  although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and non-GAAP measures do not reflect any cash requirements for such replacements

Source: Tribune Publishing Company (TPUB-FIN)

CONTACT:
Tribune Publishing Company
Investor Relations:
Sandy Martin, 469-528-9360
VP/Corporate Finance & Investor Relations
smartin@tribune.com
or
Media Relations:
Matt Hutchison, 312-222-3305
SVP/Corporate Communications
mhutchison@tribune.com